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                                                                 Exhibit (g)(39)

                                  AUTOMATIC YRT

                              REINSURANCE AGREEMENT

                                     BETWEEN

                           IDS LIFE INSURANCE COMPANY
                             MINNEAPOLIS, MINNESOTA
                (HEREINAFTER REFERRED TO AS THE "CEDING COMPANY")

                                       AND

                          [NAME OF REINSURANCE COMPANY]
                     [CITY AND STATE OF REINSURANCE COMPANY]
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")

                            EFFECTIVE AUGUST 30, 2005

                                TREATY # 3310-02


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                                TABLE OF CONTENTS

ARTICLE 1    -  PREAMBLE

                1.1    Parties to the Agreement

                1.2    Entire Agreement

                1.3    Compliance

                1.4    Good Faith

ARTICLE 2    -  AUTOMATIC REINSURANCE

ARTICLE 3    -  FACULTATIVE REINSURANCE

ARTICLE 4    -  COMMENCEMENT OF LIABILITY

                4.1    Automatic Reinsurance

                4.2    Facultative Reinsurance

                4.3    Conditional Receipt or Temporary Insurance

ARTICLE 5    -  REINSURED RISK AMOUNT

ARTICLE 6    -  PREMIUM ACCOUNTING

                6.1    Premiums

                6.2    Payment of Premiums

                6.3    Delayed Payment

                6.4    Failure to Pay Premiums

                6.5    Premium Rates

ARTICLE 7    -  REDUCTIONS, TERMINATIONS AND CHANGES

                7.1    Reductions and Terminations

                7.2    Noncontractual Increases

                7.3    Contractual Increases

                7.4   Risk Classification Changes

                7.5    Reinstatement

ARTICLE 8    -  REPLACEMENTS AND CONVERSIONS

                8.1    Internal Replacements

                8.2    Conversions

                8.3    Transition

ARTICLE 9    -  CLAIMS

                9.1    Notice

                9.2    Claim Settlement Process

                9.3    Amount and Payment of Reinsurance Benefits

                9.4    Contested Claims

                9.5    Claim Expenses

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                9.6     Misrepresentation or Suicide

                9.7     Misstatement of Age or Sex

                9.8     Extra Contractual Obligations

ARTICLE 10   -  CREDIT FOR RESERVES

ARTICLE 11   -  RETENTION LIMIT CHANGES

ARTICLE 12   -  RECAPTURE

ARTICLE 13   -  GENERAL PROVISIONS

                13.1     Currency

                13.2     Premium Tax

                13.3     Minimum Cession

                13.4     Inspection of Records

                13.5     Interest Rate

                13.6     Notices

                13.7     Governing Law

                13.8     Survival

                13.9     Non-Waiver

                13.10   Non-Transferability

                13.11   Compliance With Other Laws

ARTICLE 14   -  DAC TAX

ARTICLE 15   -  OFFSET

ARTICLE 16   -  INSOLVENCY

                16.1     Insolvency of a Party to this Agreement

                16.2     Insolvency of the Ceding Company

                16.3     Insolvency of the Reinsurer

ARTICLE 17   -  ERRORS AND OMISSIONS

ARTICLE 18   -  DISPUTE RESOLUTION

ARTICLE 19   -  ARBITRATION

ARTICLE 20   -  CONFIDENTIALITY

ARTICLE 21   -  SEVERABILITY

ARTICLE 22   -  DURATION OF AGREEMENT

ARTICLE 23   -  EXECUTION

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                                    EXHIBITS

A    -  RETENTION LIMITS OF THE CEDING COMPANY

B    - PLANS COVERED AND BINDING LIMITS

C    - FORMS, MANUALS, AND ISSUE RULES

D    - REINSURANCE PREMIUMS

E    - SELF-ADMINISTERED REPORTING

F    - APPLICATION FOR FACULTATIVE REINSURANCE FORM


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                                                                       ARTICLE 1

                                                                        PREAMBLE

1.1    PARTIES TO THE AGREEMENT

       This is a Yearly Renewable Term (YRT) agreement for indemnity reinsurance (the "Agreement") solely between IDS Life Insurance Company (the "Ceding Company"), an insurance company domiciled in the State of Minnesota, and [name of reinsurance company], an insurance company domiciled in the State of [state] (the "Reinsurer"), collectively referred to as the "parties".

       The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured, owner or beneficiary of any insurance policy of the Ceding Company.

1.2    ENTIRE AGREEMENT

       This Agreement constitutes the entire agreement and supersedes any letter of intent between the parties with respect to the business reinsured hereunder. There are no understandings between the parties other than as expressed in this Agreement. Any change or modification to this Agreement will be null and void unless made by amendment to this Agreement and signed by both parties.

1.3    COMPLIANCE

       This Agreement applies only to the issuance of insurance by the Ceding Company in a jurisdiction in which it is properly licensed.

1.4    GOOD FAITH

       This Agreement is entered into in reliance on the utmost good faith of the parties and requires the continuing utmost good faith of the parties, their representatives, successors and assigns. This includes a duty of full and fair disclosure of any material information respecting the formation and continuation of this Agreement and the business reinsured hereunder. This also includes a duty to provide prompt notice to the other party in the event the notifying party becomes insolvent as described in Article 16. Each party represents and warrants to the other party that it is solvent on a statutory basis in all states in which it does business or is licensed.

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                                                                       ARTICLE 2

                                                           AUTOMATIC REINSURANCE

2.1 On and after the effective date of this Agreement, the Reinsurer will automatically accept a portion of the mortality risk on life insurance policies and riders directly issued by the Ceding Company and listed in Exhibit B - Plans Covered and Binding Limits. The Reinsurer will automatically accept its share of mortality risk on the above-referenced policies and riders within the limits shown in Exhibit B and will not unreasonably withhold claims payments, provided that the insured is a resident of the United States or Canada, or meets the requirements for an International Client, all as set forth in the Ceding Company's Guidelines For Underwriting International Clients referenced in Exhibit B, and provided that:

       (a) the Ceding Company keeps its retention, as shown in Exhibit A - Retention Limits of the Ceding Company, and

       (b) the policies are underwritten in a manner that is commercially reasonable and substantially consistent with the Ceding Company's normal underwriting guidelines and manual, age and amount requirements, pursuant to the documentation referenced in Exhibit C
             - Forms, Manuals and Issue Rules, and

       (c) the sum of all amounts in force and applied for on the life with the Ceding Company, excluding amounts being internally replaced, does not exceed the Automatic Binding Limits set out in Exhibit B, and

       (d) the amount of life insurance in force in all companies, including any coverage to be replaced plus the amount currently applied for on that life in all companies, does not exceed the Jumbo Limit stated in Exhibit B, and

       (e) the application is on a life that has not been submitted facultatively to the Reinsurer or any other reinsurer within the last two (2) years, including the current application, unless the reason for any prior facultative submission was solely for capacity that may now be accommodated within the terms of this Agreement.

       The Ceding Company may not reinsure the amount it has retained on the business covered under this Agreement, as provided for in Exhibit A, on any basis without the Reinsurer's written consent; however nothing herein shall prevent Ceding Company from selling or transferring a block of business reinsured hereunder to another party by means of reinsurance if the sale or transfer is otherwise permissible in accordance with Article
       13.10 herein.


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                                                                       ARTICLE 3

                                                         FACULTATIVE REINSURANCE

3.1 The Ceding Company may submit any application on a plan or rider identified in Exhibit B - Plans Covered and Binding Limits, to the Reinsurer (or any other reinsurer) for its consideration on a facultative basis.

       The Ceding Company will apply for reinsurance on a facultative basis by sending to the Reinsurer an Application for Facultative Reinsurance, providing information similar to the example outlined in Exhibit F - Application for Facultative Reinsurance. Accompanying this application will be copies of all underwriting evidence that is available for risk assessment including, but not limited to, copies of the application for insurance, medical examiners' reports, attending physicians' statements, inspection reports, and any other information bearing on the insurability of the risk. The Ceding Company also will notify the Reinsurer of any outstanding underwriting requirements at the time of the facultative submission. Any subsequent information received by the Ceding Company that is pertinent to the risk assessment will be immediately transmitted to the Reinsurer.

       After consideration of the application for facultative reinsurance and related information, the Reinsurer will promptly inform the Ceding Company of its underwriting decision. The Reinsurer's offer will expire at the end of one hundred twenty (120) days, unless otherwise specified by the Reinsurer in its offer.

       If the Ceding Company accepts the Reinsurer's offer, then the Ceding Company will note its acceptance in its underwriting file and include the policy on the next billing statement issued to the Reinsurer following policy activation. Reinsurer agrees the reinsurance offer will be deemed accepted by Ceding Company at the point in time Ceding Company makes such notation in its underwriting file in accordance with the Ceding Company's standard facultative placement procedures.

       Changes in plan, contract number, policyowner, or amount of coverage may be made subsequently by the Ceding Company without obtaining another offer from the Reinsurer provided such changes are within the amount approved by the Reinsurer and do not change the underlying risk. Coverage for any Automatic Increasing Benefit Rider shall be provided in accordance with this Agreement notwithstanding any notations on the offer that say "no benefits", "benefits excluded", or words of similar import.

       The relevant terms and conditions of the Agreement will apply to those facultative offers made by the Reinsurer which are accepted by the Ceding Company. Nothing herein prevents the Ceding Company from retaining the risk on a policy that was facultatively shopped or placing the policy with a different facultative reinsurer.


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                                                                       ARTICLE 4

                                                       COMMENCEMENT OF LIABILITY

4.1    AUTOMATIC REINSURANCE

       For automatic reinsurance, the Reinsurer's liability will commence at the same time as the Ceding Company's liability, including liability under any conditional receipt or temporary insurance provision.

4.2    FACULTATIVE REINSURANCE

       For facultative reinsurance, the Reinsurer's liability will commence at the same time as the Ceding Company's liability, including liability under any conditional receipt or temporary insurance provision, provided that the Reinsurer has made a facultative offer and that offer was accepted in accordance with the terms of this Agreement. Notwithstanding anything to the contrary in Article 2.1 above, for any application submitted for facultative consideration to any reinsurer, automatic reinsurance coverage shall be provided in accordance with the conditional receipt and temporary insurance provisions of Article 4.3 below, until such time that facultative coverage with any reinsurer commences in accordance with the applicable reinsurance agreement between the Ceding Company and the reinsurer.

4.3    CONDITIONAL RECEIPT OR TEMPORARY INSURANCE

       Reinsurance coverage under a conditional receipt or temporary insurance provision is limited to the Reinsurer's share of amounts within the conditional receipt or temporary coverage limits shown in Exhibit B - Plans Covered and Binding Limits. Such coverage includes temporary insurance where required by law notwithstanding any conditions or limitations contained in the conditional receipt or temporary insurance provision.


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                                                                       ARTICLE 5

                                                           REINSURED RISK AMOUNT

5.1 Reinsured risk amounts will be calculated on each policy anniversary; during a policy year, reinsured risk amounts are adjusted if and only if there is an increase or decrease in policy specified amount. Reinsured risk amounts consist of the Reinsured Net Amount at Risk on each policy or rider as defined below.

       Option 1, Base Policy: The Net Amount at Risk is equal to the Death Benefit minus the Policy Value, where the Death Benefit is the greater of the Specified Amount or the Policy Value multiplied by the tax corridor. The Reinsured Net Amount at Risk is defined as the Net Amount at Risk at the most recent policy anniversary, or subsequent policy change date if applicable, less the Ceding Company's Retained Share multiplied by the Reinsurer's Percentage Share as defined in Exhibit B - Plans Covered and Binding Limits.

       Option 2, Base Policy: The Net Amount at Risk is equal to the Death Benefit minus the Policy Value, where the Death Benefit is the greater of the Specified Amount plus the Policy Value or the Policy Value multiplied by the tax corridor. The Reinsured Net Amount at Risk is defined as the Net Amount at Risk at the most recent policy anniversary, or subsequent policy change date if applicable, less the Ceding Company's Retained Share multiplied by the Reinsurer's Percentage Share as defined in Exhibit B.

       Riders: For a Base Insured Rider and Other Insured Rider, the Net Amount at Risk is the face value of the Rider, which shall be considered the Specified Amount for purposes of this Agreement. The Reinsured Net Amount at Risk is defined as the Specified Amount of the Rider at the most recent policy anniversary, or subsequent policy change date if applicable, less the Ceding Company's Retained Share multiplied by the Reinsurer's Percentage Share as defined in Exhibit B.

       Increases in the Net Amount at Risk of the Base Policy due to an Automatic Increasing Benefit Rider, and fluctuations in the Net Amount at Risk of the Base Policy caused by the normal workings of the Policy Value, will be shared by the Ceding Company and the Reinsurer on the same basis as described in Exhibit B.

       Terms used in this Article 5, including Option 1 and Option 2, shall be interpreted in a manner consistent with the policies.


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                                                                       ARTICLE 6

                                                              PREMIUM ACCOUNTING

6.1    PREMIUMS

       Reinsurance premium rates for life insurance and other benefits reinsured under this Agreement (either automatic or facultative) are shown in Exhibit D - Reinsurance Premiums. Reinsurance premiums will be determined by applying the reinsurance premium rates to the Reinsured Net Amount at Risk. The reinsurance premium rates shall be calculated net of allowances as shown in Exhibit D.

       Reinsurance premium rates, including allowances, may not be changed by the Reinsurer over the duration of this Agreement except as provided in
       Article 6.5 below.

       Premium adjustments due either party will be calculated and paid in the event of mid-year policy increases or decreases, terminations, death claims, and other changes as appropriate.

6.2    PAYMENT OF PREMIUMS

       Reinsurance premiums are payable annually in advance. The Ceding Company will calculate the amount of reinsurance premium due and, within thirty
       (30) days after the end of the month, will send the Reinsurer a statement that contains the information shown in Exhibit E - Self-Administered Reporting, showing reinsurance premiums due for that period. If an amount is due the Reinsurer, the Ceding Company will remit that amount together with the statement. If an amount is due the Ceding Company, the Reinsurer will remit such amount within fifteen (15) days of receipt of the statement.

       If the Ceding Company overpays a reinsurance premium and the Reinsurer accepts the overpayment in error, the Reinsurer's acceptance in and of itself will not create reinsurance liability beyond what is provided for in this Agreement. If the Ceding Company fails to make a full premium payment for a policy or policies reinsured hereunder due to an error or omission as described in Article 17, the amount of reinsurance coverage provided by the Reinsurer shall not be reduced. However, once the underpayment is discovered, the Ceding Company will be required to pay to the Reinsurer the difference between the full premium amount and the amount actually paid, without interest. If payment of the full premium is not made within sixty (60) days after the discovery of the underpayment, the underpayment shall be treated as a failure to pay premiums and will be subject to Article 6.4 below.

6.3    DELAYED PAYMENT

       Premium balances that remain unpaid for more than thirty (30) days after the Remittance Date will incur interest from the end of the reporting period. The Remittance Date is defined as


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       thirty (30) days after the end of the reporting period. Interest will be calculated using the index specified in Article 13.5 - Interest Rate.

6.4    FAILURE TO PAY PREMIUMS

       The payment of reinsurance premiums is a condition precedent to the liability of the Reinsurer for reinsurance covered by this Agreement. In the event that reinsurance premiums are not paid within sixty (60) days of the Remittance Date, the Reinsurer will have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears. If the Reinsurer elects to exercise its right of termination, it will give the Ceding Company thirty (30) days written notice of its intention. Such notice will be sent by certified mail in the manner specified in Article 13.6.

       If all reinsurance premiums in arrears, including any that become in arrears during the thirty (30) day notice period, are not paid before the expiration of the notice period, the Reinsurer will be relieved of all liability under those policies as of the last date for which premiums have been paid for each policy. Reinsurance on policies on which reinsurance premiums subsequently fall due will automatically terminate as of the last date for which premiums have been paid for each policy, unless reinsurance premiums on those policies are paid before their Remittance Dates.

       Terminated reinsurance may be reinstated, subject to approval by the Reinsurer, and upon payment of all reinsurance premiums in arrears including any interest accrued thereon. The Reinsurer will have no liability for any claims incurred between the date of termination and the date of the reinstatement of the reinsurance. The right to terminate reinsurance will not prejudice the Reinsurer's right to collect premiums for the period during which reinsurance was in force prior to the expiration of the thirty (30) days notice.

       The Ceding Company will not force termination under the provisions of this Article solely to avoid the provisions of Article 12 - Recapture, or to transfer the reinsured policies to another reinsurer.

6.5    PREMIUM RATES

       The maximum reinsurance premium rates which may be charged by the Reinsurer shall be the statutory valuation premiums for yearly renewable term insurance at the maximum interest rates and minimum mortality rates applicable to the reinsured policies for each year of issue as prescribed by law.

       If the Reinsurer increases its premium rates for existing business, the Ceding Company reserves the right to recapture business affected, in whole or in part, with no recapture fee, on a basis consistently applied. In any event, Reinsurer may not increase rates for either new or existing business until it has given ninety (90) days advance written notice to Ceding Company. Reinsurer's rate increase or Ceding Company's recapture, as applicable, shall take


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       effect on the anniversary of each policy covered by this Agreement following the aforementioned ninety (90) day notice period.

       [terms of rate guarantee redacted]


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                                                                       ARTICLE 7

                                            REDUCTIONS, TERMINATIONS AND CHANGES

Whenever a change is made in the status, plan, amount or other material feature of a policy reinsured under this Agreement, the Reinsurer will, upon receipt of notification of the change, provide adjusted reinsurance coverage in accordance with the provisions of this Agreement. The Ceding Company shall advise the Reinsurer of any such change within sixty (60) days of its effective date.

7.1    REDUCTIONS AND TERMINATIONS

       In the event of the reduction, lapse, or termination of a policy or policies reinsured under this Agreement or any other agreement, the Ceding Company will, in order to maintain its full retention, reduce or terminate reinsurance on that life. If there is a reduction on a policy reinsured under this Agreement, the Ceding Company's Retained Share will be adjusted, if necessary, and Reinsured Net Amount at Risk will be recalculated, using the new Specified Amount.

       If the reduction is on a policy not reinsured under this Agreement, the reinsurance reduction will apply first to the policy or policies being reduced and then, on a chronological basis, to other reinsured policies on the life, beginning with the oldest policy. As a result of such reductions, to the extent necessary, the Ceding Company will recalculate the full available retention defined in Exhibit A for each policy reinsured under this Agreement and recalculate Ceding Company's Retained Share and Reinsured Net Amount at Risk for the policy.

       Reductions in reinsurance under this provision shall be proportionate to the Reinsurer's share of the total amount of reinsurance on the policy.

7.2    NONCONTRACTUAL INCREASES

       If the amount of insurance is increased as a result of a noncontractual change, the increase will be underwritten by the Ceding Company in accordance with its customary standards and procedures. The policy will be reinsured under this Agreement using the total risk amount as adjusted in accordance with Article 5. For purposes of reinsurance, the original age and duration of the policy will be used for the total risk amount; however the underwriting class will be based on the most recent assessment and may differ from the underwriting classification in effect prior to the increase. The Reinsurer's approval is required if the original policy was reinsured on a facultative basis or if the new amount will cause the total amount on the life to exceed either the Automatic Binding Limits or the Jumbo Limits shown in Exhibit B - Plans Covered and Binding Limits.

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7.3    CONTRACTUAL INCREASES

       Increases in the Net Amount at Risk of the Base Policy caused by an Automatic Increasing Benefit Rider shall be reinsured as described in
       Article 5 without regard to the Automatic Binding Limits or the Jumbo Limits shown in Exhibit B, provided that the total of all such increases to the Specified Amount of a single policy does not exceed [dollar amount].

7.4    RISK CLASSIFICATION CHANGES

       If the policyholder requests a table rating reduction, removal of a flat extra, or change in smoking status, such change will be underwritten according to the Ceding Company's normal underwriting practices. For purposes of reinsurance, the original age and duration of the policy will be used to calculate reinsurance premiums, but the underwriting class will be changed if approved by the Ceding Company on a prospective basis from the date of improvement in risk classification. Risk classification changes on facultative policies will be subject to the Reinsurer's approval.

7.5    REINSTATEMENT

       If a policy is reinstated in accordance with its terms and in accordance with Ceding Company rules and procedures, the Reinsurer will, upon notification of reinstatement, reinstate the reinsurance coverage. If the policy was facultatively reinsured, approval by the Reinsurer will only be required prior to the reinstatement of the reinsurance if the Ceding Company's regular reinstatement rules indicate that more evidence than a Statement of Good Health is required. Upon reinstatement of the reinsurance coverage, the Ceding Company will pay the reinsurance premiums that would have accrued had the policy not lapsed, together with interest at the same rate as the Ceding Company receives under its policy, and for the period for which the Ceding Company received premiums in arrears and interest.

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                                                                       ARTICLE 8

                                                    REPLACEMENTS AND CONVERSIONS

8.1    INTERNAL REPLACEMENTS

       A policy issued as an internal exchange or replacement of another policy (whether or not the original policy was reinsured under this Agreement), and underwritten by the Ceding Company in accordance with its underwriting guidelines, standards and procedures for exchanges and replacements, will be treated and covered as new business under this Agreement (notwithstanding that suicide and contestability periods may be applied from the date of the replaced or exchanged policy for coverage up to the face amount of the replaced or exchanged policy in accordance with the Ceding Company's exchange guidelines). Reinsurance of any such policy may be ceded automatically or facultatively under this Agreement according to the same terms and conditions as apply to other new business. Reinsurance premium rates will be based on the issue age, issue date, and underwriting classification of the new policy.

       If a policy reinsured under this Agreement is internally exchanged or replaced with another policy, reinsurance will continue under this Agreement or, if applicable, any different agreement between the parties providing reinsurance coverage for the new policy. In that event, reinsurance premium rates will be based on issue age and duration of the original policy and underwriting classification of the new policy, and Reinsurer's share shall be as provided in this Agreement, unless otherwise indicated in the internal exchange provisions of the reinsurance agreement that covers the new policy. Notwithstanding the foregoing, if there is a reinsurance agreement between the parties providing reinsurance coverage for the new policy and such agreement treats the policy as new business, then the issue age, duration, and underwriting classification shall be based on the new policy, and Reinsurer's share shall be as provided in the reinsurance agreement covering the new policy.

8.2    CONVERSIONS

       Contractual term conversions from Ceding Company's term insurance policies or riders (such as an Other Insured Rider or Children's Insurance Rider) to a policy reinsured under this Agreement will be covered and treated the same as any other new business under this Agreement except the issue age and issue date of the original term policy or rider shall apply for purposes of determining reinsurance premium rates and Reinsurer's share, if any, shall be as provided in any reinsurance agreement that covered the original term policy or rider. Notwithstanding the foregoing, contractual term conversions from term insurance policies or riders less than one year old at time of conversion will be reinsured as new business under this Agreement based on issue age, issue date, and underwriting classification of the new policy, either on an automatic or facultative basis consistent with the original policy (except in the case of automatic coverage the Reinsurer's share shall be as provided in this Agreement and in the case of facultative coverage the Reinsurer's share shall be as provided in the reinsurance agreement covering the original policy). In any event, contractual conversions for purposes of

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       this paragraph shall not include any increase in the amount ceded to
       Reinsurer nor any improvement in underwriting classification, which instead shall be handled as described in the following paragraph.

       In the event a term insurance policyholder seeks to convert to a policy reinsured under this Agreement and at the same time increase the face value or specified amount of the policy, or improve the underwriting classification, if the exchange is agreed to by the Ceding Company, such exchange shall be treated as an internal replacement and handled in the manner set forth in the first paragraph of the foregoing Article 8.1 relating to internal replacements.

       In the event of a contractual conversion of an Other Insured Rider that is issued in connection with a policy reinsured under this Agreement, such conversion shall be treated as an internal replacement and handled in the manner set forth in the second paragraph of the foregoing Article
       8.1 relating to internal replacements.

8.3    TRANSITION

       Following introduction of plans covered by this Agreement, as specified in Exhibit B - Plans Covered and Binding Limits, in any given state, a policy issued on any existing Ceding Company life plans may be returned for a policy on the new plans covered under this Agreement without requiring additional underwriting evidence, if the policyowner's request for the new policy is made within the original policy's free-look period. For purposes of this paragraph, the free-look period administered by Ceding Company will be thirty (30) days. The underwriting class may be improved in this event only if the insured fully qualifies for the new class based on the underwriting evidence submitted for the original application. The new policy shall be treated as new business under this Agreement and reinsured automatically or facultatively, as applicable, subject to the terms herein.

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                                                                       ARTICLE 9

                                                                          CLAIMS

Claims covered under this Agreement include only death claims, which are those due to the death of the insured on a policy or rider reinsured under this Agreement, and any additional benefits specified in Exhibit B - Plans Covered and Binding Limits, which are provided by the underlying policy and are reinsured under this Agreement.

9.1    NOTICE

       The Ceding Company will advise the Reinsurer, as soon as reasonably possible, after it receives a notice of a claim on a policy reinsured under this Agreement. Upon receiving a notice of claim, Ceding Company shall provide the Reinsurer with a Notice of Reinsurance Claim. The Notice of Reinsurance Claim will include the insured's name and date of birth, the policy number, the policy issue date, the Specified Amount, the risk amount reinsured with the Reinsurer, and the cause and date of death.

9.2    CLAIM SETTLEMENT PROCESS

       For (i) all non-contestable claims whether facultative or automatic and
       (ii) all contestable claims covered by automatic reinsurance with a total death benefit less than or equal to [dollar amount], the Ceding Company will review and settle such claims without prior approval from or consultation with the Reinsurer.

       For (i) all contestable claims covered by automatic reinsurance with total death benefits exceeding [dollar amount], (ii) all contestable claims covered by facultative reinsurance regardless of amount, and (iii) all claims (whether contestable or non-contestable notwithstanding the foregoing paragraph) in excess of [dollar amount] in which the death of the insured occurred in a country other than the United States (including its territories and possessions) or Canada, the Ceding Company will send the Reinsurer full underwriting and claims investigation information prior to payment or admission of liability.

       The Ceding Company will wait at least five business days for the Reinsurer's recommendations before admitting liability or proceeding to settle the claim. Reinsurer's failure to provide a recommendation within five business days (or any agreed upon extension) shall be deemed acceptance of any payment of the claim by the Ceding Company.

       In any event, the ultimate authority to pay or deny a claim will rest solely with the Ceding Company. Failure to follow the Reinsurer's recommendation will not relieve the Reinsurer of its reinsurance liability hereunder. The Ceding Company's contractual liability for policies reinsured under this Agreement is binding on the Reinsurer, provided that the claim was paid in good faith and the company's standard practices were followed in the adjudication of the claim.


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       Any required consultation or sharing of claims information with the
       Reinsurer will not impair the Ceding Company's freedom to determine the proper action on the claim.

       With respect to the five business day period described above during which the Ceding Company shall await any recommendation of the Reinsurer, the Reinsurer may request within the five business day period an extension of an additional ten business days (up to fifteen business days in total) to provide its recommendation, in which case the Ceding Company shall not unreasonably withhold approval of such request unless an extension would cause the Ceding Company to violate any statutory time limit on claims settlement.

       Dollar amounts specified in this Article 9.2 shall be applied on a per life basis to total specified amounts on policies reinsured under this Agreement. Nothing in this Article 9 shall be construed as requiring the Ceding Company to disclose any privileged document or information to the Reinsurer.

       The Ceding Company shall provide a summary of its claim handling process to the Reinsurer, which Reinsurer acknowledges having received and approved. Any fundamental change to this process as described in the summary affecting business reinsured hereunder must be submitted to and is subject to approval by the Reinsurer.

9.3    AMOUNT AND PAYMENT OF REINSURANCE BENEFITS

       As soon as the Ceding Company receives proper claim notice and proof of claim from a claimant or beneficiary, and the claim has been reviewed and settled in accordance with the process described in Article 9.2, the Ceding Company may seek reinsurance benefits by submitting Proof of Claim to the Reinsurer.

       Proof of Claim shall mean proof of payment by the Ceding Company, an itemized statement of benefits paid by the Ceding Company, and a copy of the insured's death certificate. Upon receipt of Proof of Claim, the Reinsurer will promptly pay the reinsurance benefits due the Ceding Company. The Ceding Company's contractual liability for policies reinsured under this Agreement is binding on the Reinsurer, provided that the claim was paid in good faith and the company's standard practices were followed in the adjudication of the claim.

       Notwithstanding the foregoing, the Reinsurer retains the right upon reasonable notice to request and receive claim papers on any claim for audit purposes, provided payment of such claims shall not be delayed pending the audit. Claims shall be paid promptly upon submission of a proper proof of reinsurance claim subject to the other provisions contained herein. Reinsurer assures Ceding Company that such requests for additional documents prior to payment of any claim will be made only occasionally and not routinely unless warranted by factors such as suspected fraud or other identifiable concerns. In any event, Reinsurer shall pay claims covered under this Agreement within thirty (30) calendar days of receipt of the Proof of Claim.

       The total reinsurance recoverable from all reinsurers will not exceed the Ceding Company's total contractual liability on the policy, less the amount retained; provided such limitation shall


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       not relieve Reinsurer from any liability under Article 9.8 below. The maximum reinsurance death benefit payable to the Ceding Company under this Agreement is the risk amount specifically reinsured with the Reinsurer; provided such maximum shall not relieve Reinsurer from any liability under Article 9.8 below. The Reinsurer will also pay its proportionate share of interest that the Ceding Company pays on the death proceeds until the date of settlement.

       Death benefit payments will be made in a single sum, regardless of the Ceding Company's settlement options.

9.4    CONTESTED CLAIMS

       The Ceding Company will promptly advise the Reinsurer of its intention to contest, compromise, or litigate any claim involving a reinsured policy. In that event, the Ceding Company will also promptly and fully disclose to the Reinsurer all relevant claim documentation. Once notified, the Reinsurer will have five (5) business days to notify the Ceding Company in writing of its decision to accept participation in the contest, compromise, or litigation.

       If the Reinsurer does not accept participation in such contest, compromise, or litigation, the Reinsurer must then fulfill its obligation by paying the Ceding Company its full share of reinsurance and will not share in any subsequent reduction or increase in liability arising out of or in connection with the claim.

       If the Reinsurer accepts participation, the Reinsurer will share proportionately in any resulting reduction or increase arising out of or in connection with the claim. The Ceding Company will keep the Reinsurer apprised of all significant developments in the claim investigation, including notification of any legal proceedings against it in response to a denial of a claim. If litigation has commenced or claimant has made a demand for an amount exceeding the contract benefits, the Reinsurer may discharge its liability only by tendering payment of reinsurance proceeds to the Ceding Company in an amount proportionate to a pending settlement offer made by the claimant to the Ceding Company.

9.5    CLAIM EXPENSES

       The Reinsurer will pay its share of reasonable claim investigation and legal expenses connected with the investigation, settlement, or litigation of claims unless the Reinsurer has discharged its liability pursuant to Article 9.4 above. If the Reinsurer has so discharged its liability, the Reinsurer will not participate in any expenses incurred thereafter in connection with the claim.

       The Reinsurer will not reimburse the Ceding Company for routine claim and administration expenses, including the Ceding Company's home office expenses and any legal expenses other than third party expenses incurred by the Ceding Company. The Reinsurer will not reimburse expenses incurred by the Ceding Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits.


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9.6    MISREPRESENTATION OR SUICIDE

       If the Ceding Company returns premium to the policyowner or beneficiary as a result of misrepresentation or suicide of the insured, the Reinsurer will refund all reinsurance premiums received on that policy without interest to the Ceding Company in lieu of any other form of reinsurance benefit payable under this Agreement; however, the Reinsurer remains liable to the Ceding Company under the terms of this Agreement in the event there is litigation, settlement, or other disposition of a claim in connection with the policy provided the Ceding Company returns the appropriate premium to the Reinsurer if coverage is found.

9.7    MISSTATEMENT OF AGE OR SEX

       In the event of a change in the amount of the Ceding Company's liability on a reinsured policy due to a misstatement of age or sex, the Reinsurer's liability will change proportionately. Reinsurance premiums will be adjusted from the inception of the policy, and any difference will be settled without interest.

9.8    EXTRA CONTRACTUAL OBLIGATIONS

       The Reinsurer will not participate in Punitive Damages or Compensatory Damages that are awarded against the Ceding Company as a result of an act, omission, or course of conduct committed solely by the Ceding Company, its agents, or representatives in connection with claims covered under this Agreement.

       However, the parties recognize that circumstances may arise in which equity would require the Reinsurer, to the extent permitted by law, to share proportionately in Extra Contractual Obligations. [terms of extra-contractual damages redacted]

       For purposes of this Agreement, Extra Contractual Obligations includes Punitive Damages, Compensatory Damages, Statutory Penalties and any other damages or penalties other than or in addition to payment of policy benefits. The foregoing terms are defined as follows:

       "Punitive Damages" are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute.

       "Compensatory Damages" are those amounts awarded to compensate for the actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

       "Statutory Penalties" are those amounts awarded as a penalty, but are fixed in amount by statute.

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                                                                      ARTICLE 10

                                                             CREDIT FOR RESERVES

10.1 The Parties intend that the Ceding Company will receive statutory reserve credit in its state of domicile for the insurance risks ceded to the Reinsurer. The Parties agree to make all reasonable efforts to ensure that this is accomplished. The Ceding Company does not expect to receive statutory reserve credit for any necessary deficiency reserves.

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                                                                      ARTICLE 11

                                                         RETENTION LIMIT CHANGES

11.1 The Ceding Company reserves the right to change its retention limits as shown in Exhibit A - Retention Limits of the Ceding Company, in which case it will provide the Reinsurer with written notice of the intended changes ninety (90) days in advance of their effective date. The Ceding Company may increase the percentage used to determine its Retained Share under this Agreement, its Per Life Retention Limit, or both.

       A change to the Ceding Company's retention limits will not affect the reinsured policies in force except as provided for in Article 12.


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                                                                      ARTICLE 12

                                                                       RECAPTURE

12.1 Whenever the Ceding Company, pursuant to Article 11, increases its retention limits over the retention limits set forth in Exhibit A - Retention Limits of the Ceding Company, the Ceding Company has the option to recapture certain risk amounts. If the Ceding Company has maintained its stated retention for the plan and the insured's age, sex, and mortality classification on an automatic risk, or at least the lesser of its Per Life Retention Limit or [percentage] on a facultative risk, it may apply its increased retention limits to reduce the amount of reinsurance in force as follows:

       (a) The Ceding Company must give the Reinsurer ninety (90) days written notice prior to its intended date of recapture.

       (b) The reduction of reinsurance on affected policies will become effective on the policy anniversary date immediately following the notice of election to recapture; however, no reduction will be made until a policy has been in force for a duration of at least thirty
             (30) years.

       (c) If any reinsured policy is recaptured, all reinsured policies eligible for recapture under the provisions of this Article must be recaptured up to the Ceding Company's new retention limits in a consistent manner and the Ceding Company must increase its total amount of insurance retained on each reinsured life. The Ceding Company may not revoke its election to recapture for policies becoming eligible at future anniversaries.

       Recapture for a policy may occur at different times because of different duration requirements under various reinsurance agreements. For a policy subject to recapture from the Reinsurer that has met the duration requirement in clause (b) above, the revised Reinsured Net Amount at Risk shall be determined using Ceding Company's Retained Share as if the policy were eligible for recapture from all reinsurers who have a share of the risk on that policy (or who had a share of risk on that policy prior to an earlier recapture). For a policy not yet subject to recapture from the Reinsurer because of an unattained duration requirement, Reinsured Net Amount at Risk will continue being determined using Ceding Company's Retained Share as provided for in Exhibit A as if the policy were not eligible for recapture by any of the reinsurers who have or had a share of the risk on the policy.

       The amount of reinsurance eligible for recapture is based on the Net Amount at Risk as of the date of recapture. For a policy issued as a result of an exchange or conversion, the policy date and current duration of the new policy and the recapture provisions under this Agreement will be used.

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       Following the effective date of recapture, the Reinsurer will not be liable for any reinsured policies or portions of such reinsured policies eligible for recapture that the Ceding Company has overlooked inadvertently.

       If the Ceding Company transfers business that is reinsured under this Agreement to a successor ceding company, then the successor ceding company has the option to recapture the reinsurance in accordance with the recapture criteria outlined in this Article, but only if the successor ceding company has or adopts a higher maximum retention limit than that applicable to the block of business subject to recapture.

       The terms and conditions for the Ceding Company to recapture reinsured policies, as made necessary by the insolvency of the Reinsurer, are set forth in Article 16.3 - Insolvency of the Reinsurer. The terms and conditions for the Ceding Company to recapture reinsured policies as a result of rate actions taken by the Reinsurer are set forth in Article
       6.5 - Premium Rates.

       No recapture will be permitted if the Ceding Company has either obtained or increased stop loss reinsurance coverage as justification for the increase in retention limits.


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                                                                      ARTICLE 13

                                                              GENERAL PROVISIONS

13.1   CURRENCY

       All payments and reporting by both parties under this Agreement will be made in United States dollars.

13.2   PREMIUM TAX

       The Reinsurer will not reimburse the Ceding Company for premium taxes.

13.3   MINIMUM CESSION

       There are no minimum initial automatic cession limits under this Agreement.

13.4   INSPECTION OF RECORDS

       The Reinsurer and the Ceding Company, or their duly authorized representatives, will have the right to inspect original papers, records, and documents (excluding any document or information that is privileged) relating to the business reinsured under this Agreement. Such access will be provided during regular business hours at the office of the inspected party.

13.5   INTEREST RATE

       If, under the terms of this Agreement, interest is accrued on amounts due either party, such interest will be calculated using the ninety (90) day Federal Government Treasury Bill rate as reported in the Wall Street Journal in the month following the end of the billing period plus fifty
       (50) basis points. The method of calculation will be simple interest "Bankers' Rule" (or three hundred sixty (360) day year).

13.6   NOTICES

       Notices made by either party for purposes of Articles 6, 11, 12, 16, 18, 19, and 22 (or for the purpose of changing the address or addressee information contained in this Article 13.6) shall be in writing and signed by an authorized officer of the notifying party. Such notices shall be deemed to have been duly given on the date of delivery, if delivered personally, or on the date postmarked if sent by certified mail. Notice must be properly addressed as follows:

       (a) The Ceding Company:

             Charles Caswell
             Reinsurance Officer

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             248 Ameriprise Financial Center
             Minneapolis, MN 55474

       (b)   The Reinsurer:

             [name of reinsurance company]
             General Counsel
             [address, city and state of reinsurance company]

       All other communications between the parties under this Agreement may be effected by authorized personnel by telephone, electronic mail, facsimile transmission, written correspondence or other commercially reasonable and customary means of communication.

13.7   GOVERNING LAW

       This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota notwithstanding any state's choice of law rules to the contrary. In the event it should become necessary for the Ceding Company to seek enforcement of an arbitration award or decision through legal process as provided for in Article 19 below, the Reinsurer agrees to submit to the jurisdiction of any court of competent jurisdiction within the United States and will comply with all requirements necessary to give such court jurisdiction with respect to the matters arising hereunder.

13.8   SURVIVAL

       All provisions of this Agreement will survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties' rights and obligations hereunder existing at the time of termination.

13.9   NON-WAIVER

       No waiver by either party of any violation or default by the other party in the performance of any promise, term, or condition of this Agreement will be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealing between the parties will be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement will not constitute a waiver by such party of its right to do so, nor will it be deemed to be an act of ratification or consent.

13.10  NON-TRANSFERABILITY

       Reinsure may sell, transfer or assign its rights and obligations under this Agreement to another insurance company without permission from the Ceding Company only if the successor insurance company has one of the following claims-paying ability ratings, or higher, from the


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       indicated rating agency and is not on a negative outlook or otherwise subject to a caution issued by the rating agency: Standard and Poors AA; Moody's Aa3. Except as provided in the foregoing sentence, Reinsurer may not sell, transfer or assign its rights or obligations under this Agreement to any other person or entity without the prior written consent of the Ceding Company. The foregoing shall not be construed to limit the ability of the Reinsurer to retrocede reinsurance on an indemnity basis.

       Ceding Company may sell, transfer, or assign business reinsured hereunder to another insurance company without permission from the Reinsurer only if the successor company has one of the following claims-paying ability ratings, or higher, from the indicated rating agency: Standard and Poors A; Moody's A2; or AM Best A. Except as provided in the foregoing sentence, Ceding Company may not sell, transfer or assign the business reinsured hereunder to any other person or entity without the prior written consent of the Reinsurer, which consent shall not be unreasonably withheld.

13.11  COMPLIANCE WITH OTHER LAWS

       It is the intention of the Ceding Company and the Reinsurer to comply with all applicable laws, statutes, regulations and rules. The Ceding Company is responsible for compliance with all such laws, statutes, regulations and rules applicable to the sale and solicitation of policies reinsured under this Agreement including, but not limited to, the requirements of the USA PATRIOT Act and the United States Department of the Treasury's Office of Foreign Asset Control (hereinafter referred to as "OFAC"). Should either party receive information that a policy reinsured under this Agreement may insure or be owned, transferred or payable to or be brokered or sold by a Specially Designated National (hereinafter referred to as "SDN"), as such term is defined by OFAC, that party shall provide such information to the other party. In no event shall the Reinsurer be liable for reinsurance unless the issuance of insurance by the Ceding Company met the OFAC regulatory requirements. No reinsurance claim shall be payable on a policy insuring, owned by or payable to a SDN that does not hold a valid OFAC license.


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                                                                      ARTICLE 14

                                                                         DAC TAX

14.1 The parties to this Agreement agree to the following provisions pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations (26 C.F.R.).

       (a) The term 'party' refers to either the Ceding Company or the Reinsurer, as appropriate.

       (b) The terms used in this Article are defined by reference to Regulation 1.848-2.

       (c) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(l).

       (d) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency, or as otherwise required by the Internal Revenue Service.

       (e) The Ceding Company will submit a schedule to the Reinsurer by April 1 of each year with its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Ceding Company stating that the Ceding Company will report such net consideration in its tax return for the preceding calendar year. The Reinsurer may contest such calculation by providing an alternative calculation to the Ceding Company in writing within thirty (30) days of the Reinsurer's receipt of the Ceding Company's calculation. If the Reinsurer does not so advise the Ceding Company within the required timeframe, the Reinsurer will report the net consideration as determined by the Ceding Company in the Reinsurer's tax return for the previous calendar year.

       (f) If the Reinsurer contests the Ceding Company's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Reinsurer submits its alternative calculation. If the Ceding Company and the Reinsurer reach an agreement on an amount of net consideration, each party will report the agreed upon amount in its tax return for the previous calendar year. In the event that the parties fail to reach an agreement, the Ceding Company's calculation shall be used in the event the difference between the calculations results in net consideration that is less than [dollar amount]. In the event that the parties do not reach an agreement and the difference in calculations of net considerations is [dollar amount] or greater, the parties agree that the determination shall be made by an outside accounting firm to be agreed upon by both parties that is not the current auditor of either company. The decision of the accounting firm shall be final.

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       (g)   The election made by this Article shall be effective in the first taxable year for which the Agreement is in effect. Each party agrees to attach a schedule to its federal income tax return for the first year in which the election is effective that identifies this Agreement as one for which an election is made under Section 1.848-2(g)(8).

       (h) Both the Ceding Company and the Reinsurer represent and warrant that they are subject to United States taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

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                                                                      ARTICLE 15

                                                                          OFFSET

15.1 Any debts or credits, in favor of or against either the Reinsurer or the Ceding Company with respect to this Agreement, are deemed mutual debts or credits and may be offset and only the balance will be allowed or paid.

       The right of offset will not be affected or diminished because of the insolvency of either party.

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                                                                      ARTICLE 16

                                                                      INSOLVENCY

16.1   INSOLVENCY OF A PARTY TO THIS AGREEMENT

       A party to this Agreement will be deemed insolvent when it:

       (a) applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor of its properties or assets; or

       (b)   is adjudicated as bankrupt or insolvent; or

       (c) files or consents to the filing of a petition in bankruptcy, seeks reorganization or takes advantage of any bankruptcy, dissolution, liquidation or similar law or statute; or

       (d) becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party's domicile.

16.2   INSOLVENCY OF THE CEDING COMPANY

       In the event of the insolvency of the Ceding Company, all reinsurance payments will be payable directly to the liquidator, rehabilitator, receiver, or statutory successor of the Ceding Company, without diminution because of the insolvency, for those claims allowed against the Ceding Company by any court of competent jurisdiction or by the liquidator, rehabilitator, receiver or statutory successor having authority to allow such claims.

       In the event of insolvency of the Ceding Company, the liquidator, rehabilitator, receiver, or statutory successor will give written notice to the Reinsurer of all pending claims against the Ceding Company on any policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding. While a claim is pending, the Reinsurer may investigate and interpose, at its own expense, in the proceeding where the claim is adjudicated, any defense or defenses that it may deem available to the Ceding Company or its liquidator, rehabilitator, receiver, or statutory successor.

       The expense incurred by the Reinsurer will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Ceding Company.

       The Reinsurer will be liable only for its proportionate share of the amounts reinsured and will not be or become liable for any amounts or reserves to be held by the Ceding Company on policies reinsured under this Agreement.

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16.3   INSOLVENCY OF THE REINSURER

       In the event of the Reinsurer's insolvency and upon giving written notice to the Reinsurer, the Ceding Company may, at its option, immediately terminate this Agreement with respect to the reinsurance of new business and may recapture all of the business reinsured by the Reinsurer under this Agreement.

       Any recapture fee will be mutually agreed upon by the Ceding Company and the Reinsurer, its rehabilitator, conservator, liquidator or statutory successor.


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

                                                                      ARTICLE 17

                                                            ERRORS AND OMISSIONS

17.1 If through unintentional error, oversight, omission, or misunderstanding in the administration of this Agreement (collectively referred to as "errors"), the Reinsurer or the Ceding Company fails to comply with the terms of this Agreement and if, upon discovery of the error by either party, the other is promptly notified and corrective action is promptly taken, each thereupon will be restored to the position it would have occupied if the error had not occurred, including interest. It is understood, however, that interest will not be included when routine underpayments or overpayments of reinsurance premiums are discovered and promptly corrected according to the terms of this Agreement.

       If it is not possible to restore each party to the position it would have occupied but for the error, the parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the parties as evidenced by this Agreement.

       However, the Reinsurer will not provide reinsurance for policies that do not satisfy the parameters of this Agreement, nor will the Reinsurer be responsible for grossly negligent or deliberate acts in administration by the Ceding Company. If either party discovers that the other party has failed to cede or accept reinsurance as provided in this Agreement, or failed to comply with its reporting requirements, the party at fault may be requested to audit its records for similar errors and to take the actions necessary to rectify the situation and avoid similar errors in the future.

       It is understood Ceding Company may make corrections regarding individual policies ceded to Reinsurer, provided such corrections are reflected in the monthly reports described in Exhibit E - Self-Administered Reporting on the report of changes and terminations or other appropriate transaction report.

IDSL - [redacted]
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

                                                                      ARTICLE 18

                                                              DISPUTE RESOLUTION

18.1 In the event of a dispute, the parties agree to the following process of dispute resolution. Within fifteen (15) days after the Reinsurer or the Ceding Company has first given the other party written notification of a specific dispute, each party will appoint a designated company officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as soon as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

       If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the dispute will be submitted to formal arbitration, unless the parties agree in writing to extend the negotiation period for an additional thirty (30) days.

IDSL - [redacted]
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

                                                                      ARTICLE 19

                                                                     ARBITRATION

19.1 It is the intention of the Reinsurer and the Ceding Company that the customs and practices of the life insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all matters with the highest good faith. However, if the Reinsurer and the Ceding Company cannot mutually resolve a dispute that arises out of or relates to this Agreement, and the dispute cannot be resolved through the dispute resolution process described in Article 18 - Dispute Resolution, the dispute will be decided through arbitration as a precedent to any right of action hereunder.

       To initiate arbitration, either the Ceding Company or the Reinsurer will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within fifteen
       (15) days of its receipt.

       There will be three arbitrators who will be current or former officers of life insurance or life reinsurance companies other than the parties to this Agreement, their affiliates or subsidiaries. Each of the parties will appoint one of the arbitrators and these two arbitrators will select the third. If either party refuses or neglects to appoint an arbitrator within sixty (60) days of the initiation of the arbitration, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within thirty (30) days of the appointment of the second arbitrator, then the appointment of the third arbitrator will be left to the ARIAS-U.S (the AIDA Reinsurance & Insurance Arbitration Society).

       Once chosen, the arbitrators are empowered to select the site of the arbitration and decide all substantive and procedural issues by a majority of votes. As soon as possible, the arbitrators will establish arbitration procedures as warranted by the facts and issues of the particular case. The arbitrators will have the power to determine all procedural rules of the arbitration including but not limited to inspection of documents, examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators may consider any relevant evidence; they will weigh the evidence and consider any objections. Each .party may examine any witnesses who testify at the arbitration hearing.

       The arbitrators will base their decision on the terms and conditions of this Agreement and the customs and practices of the life insurance and reinsurance industries rather than on strict interpretation of the law. The decision of the arbitrators will be made by majority rule and will be submitted in writing. The decision will be final and binding on both parties and there will be no appeal from the decision. Either party to the arbitration may petition any court having jurisdiction over the parties to reduce the decision to judgment.

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

       Unless the arbitrators decide otherwise, each party will bear the expense of its own arbitration activities, including its appointed arbitrator and any outside attorney and witness fees. The parties will jointly and equally bear the expense of the third arbitrator and other costs of the arbitration.


IDSL - [redacted]
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

                                                                      ARTICLE 20

                                                                 CONFIDENTIALITY

20.1 The Ceding Company and the Reinsurer agree that Customer and Proprietary Information belonging to the other party will be treated as confidential. Customer Information includes, but is not limited to, medical, financial, and other personal information about proposed, current, and former policyowners, insureds, applicants, and beneficiaries of policies issued by the Ceding Company. Proprietary Information includes, but is not limited to, business plans and trade secrets, mortality and lapse studies, underwriting manuals and guidelines, applications and contract forms, and the specific terms and conditions of this Agreement.

       Customer and Proprietary Information will not include information that:

       (a) is or becomes available to the general public through no fault of the party receiving the Customer or Proprietary Information (the "Recipient");

       (b)   is independently developed by the Recipient;

       (c) is acquired by the Recipient from a third party not covered by a confidentiality agreement; or

       (d)   is disclosed under a court order, law or regulation.

       The parties will not disclose Customer and Proprietary Information belonging to or received from the other party, to any other parties unless agreed to in writing, except as necessary for retrocession purposes, as requested by external auditors, as required by court order, or as required or allowed by law or regulation. In no event will information pertaining to the policyholders, insureds and clients of the Ceding Company be disclosed to a third party by Reinsurer if such disclosure would constitute or cause a violation of state or federal privacy laws.

       The Ceding Company acknowledges that the Reinsurer can aggregate data with other companies reinsured with the Reinsurer for its own internal purposes. However, the Reinsurer shall not disclose or release the aggregate data to any third party in a manner that would allow, directly or indirectly, identification of the Ceding Company or any specific policyholder based on name, address, social security number, or other personally identifiable information or characteristic.


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

                                                                      ARTICLE 21

                                                                    SEVERABILITY

21.1 If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not impair or affect the validity or the enforceability of the remaining provisions of this Agreement.

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

                                                                      ARTICLE 22

                                                           DURATION OF AGREEMENT

22.1 This Agreement is unlimited as to its duration. The Ceding Company or the Reinsurer may terminate this Agreement with respect to the reinsurance of new business by giving ninety (90) days written notice of termination to the other party, sent by certified mail. The first day of the notice period is deemed to be the date the document is postmarked.

       During the notification period, the Ceding Company will continue to cede and the Reinsurer will continue to accept policies covered under the terms of this Agreement. Reinsurance coverage on all reinsured policies will remain in force until the termination or expiry of the policies or until the contractual termination of reinsurance under the terms of this Agreement.

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

                                                                      ARTICLE 23

                                                                       EXECUTION

23.1 This Agreement is effective as of August 30, 2005 and applies to all eligible policies with issue dates on or after such date, and to eligible policies applied for on or after such date that were backdated to save age for up to six (6) months. This Agreement has been made in duplicate and is hereby executed by both parties.

[NAME OF REINSURANCE COMPANY]                               [NAME OF REINSURANCE COMPANY]
By:       /s/ Timothy V. Bechtold                           By:        [signature]
          ---------------------------------------------                ---------------------------------------------
          (signature)                                                  (signature)

          Timothy V. Bechtold                                          [name]
          ---------------------------------------------                ---------------------------------------------
          (print or type name)                                         (print or type name)

Title:    President                                         Title:     [title]
          ---------------------------------------------                ---------------------------------------------


Date:      12/30/05                                         Date:      December 23, 2005
           -------------------------------------------                 --------------------------------------------

Location:  Minneapolis, MN                                  Location:  [city and state of reinsurance company]
           -------------------------------------------                 --------------------------------------------

Attest:   /s/ Charles R. Casswell                           Attest:    [signature]
          (signature)                                                  (signature)

Title:    Reinsurance Officer                               Title:     [title]
          ---------------------------------------------                ---------------------------------------------

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
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

                                                                       EXHIBIT A

                     RETENTION LIMITS OF THE CEDING COMPANY

A.1    LIFE INSURANCE

       --------------------------------------
          Issue Age    Per Life Retention
                       Limit (All Ratings)
       --------------------------------------
           [ages]       [dollar amount]
       --------------------------------------
           [ages]       [dollar amount]
       --------------------------------------

       For purposes of determining Per Life Retention on automatically ceded business, Ceding Company will retain [percentage] of the Specified Amount of any base policy or rider up to the Per Life Retention Limit as specified in the above chart. Calculation of Retained Share, in cases where the Per Life Retention Limit is reached, is explained below.

       In determining whether the Per Life Retention Limit has been reached for any insured life, retained amounts on all in force single life coverages (and one-half of the retained amounts on joint life coverages) issued by the Ceding Company, except for the VUL III plan, will be added together to determine the Ceding Company's available retention for policies reinsured under this Agreement; such retained amounts to be determined based on records maintained by the Ceding Company. The Ceding Company's retention will be filled in the following order: (i) in force policies other than VUL III issued prior to the issuance of the Base Policy (the policy reinsured under this Agreement); (ii) the Base Policy; (iii) Base Insured Rider, if any; (iv) policies issued subsequent to the issuance of the Base Policy. The Per Life Retention Limit applies to risk retained by the Ceding Company regardless of whether the policies on the life are reinsured on an automatic or facultative basis.

       Retained Share means that portion of the Net Amount at Risk which is not ceded to reinsurers. Retained Share for automatic business shall mean the amount produced by the following formula: [(a divided by b) times c] where:

       "a" equals [percentage] of the Specified Amount up to the amount that would cause Ceding Company to exceed its Per Life Retention Limit;

       "b" is the Specified Amount; and

       "c" is the Net Amount at Risk.

       Retained Share for facultative cessions will be determined by the same formula but the percentage used in the calculation shall be determined by the Ceding Company on a case-by-

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

       case basis at the time of issue, provided the amount retained is not inconsistent with the terms of the facultative offer accepted by the Ceding Company. For facultative policies, it is understood the Ceding Company may at its option retain an amount more or less than its normal retention as described above, unless otherwise specified in the Reinsurer's facultative offer.

IDSL - [redacted]
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

                                                                       EXHIBIT B

                        PLANS COVERED AND BINDING LIMITS

The business reinsured under this Agreement is defined as follows:

B.1    PLANS AND RIDERS

       Policies issued on plans with effective dates on or after the Commencement Date shown below qualify for reinsurance under the terms of this Agreement. It is understood that policies may be backdated to save age by up to six (6) months from the date shown below.

                                                             COMMENCEMENT
       PLAN IDENTIFICATION                                       DATE
       ----------------------------------------------------------------------

       VUL-IV (Form 30061 with endorsements 132024           Aug. 30, 2005
       and 130701)

       RIDERS:

       Automatic Increasing Benefit Rider (AIBR)             Aug. 30, 2005
       (Form 30965)

       Base Insured Rider (BIR) (Form 132023)                Aug. 30, 2005

       Other Insured Rider (OIR) (Form 30450)                Aug. 30, 2005

       Exchange of Insured Rider (EOI) (Form 132114)

       It is understood and agreed the Agreement also covers other policy form and endorsement numbers for the above plans that may vary for specific states.

B.2    BASIS

       Cessions may be automatic, capacity facultative, or non-capacity facultative. Only mortality risk will be reinsured under this Agreement.

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

       Automatic cessions shall be on a first dollar quota share basis with the Ceding Company retaining its Retained Share as described in Exhibit A. For automatic cessions, Net Amount at Risk in excess of the Retained Share will be ceded to a pool of reinsurers, subject to the Automatic Binding Limits and Jumbo Limits set forth herein.

       Reinsurer's Percentage Share for purposes of calculating the Reinsured Net Amount at Risk is [percentage]. Reinsured Net Amount at Risk is as defined in Article 5.

       Facultative cessions will be negotiated on a case-by-case basis. Ceding Company at its discretion may submit any policy for facultative consideration rather than automatic cession or in cases where automatic capacity has been exhausted. For facultative cessions, the Ceding Company's Retained Share and the Reinsured Net Amount at Risk shall be determined in the manner described in Exhibit A.

       Reinsurer may choose not to provide a facultative quote if the proposed policy face amount is under [dollar amount] for an applicant under age 70 (under [dollar amount] if applicant is age 70 or over). However, Reinsurer will honor any facultative offer made, and any subsequent reduction in proposed or actual face amount will not affect the validity of a facultative offer made by or facultative coverage placed with the Reinsurer.

B.3    AUTOMATIC BINDING LIMITS

       Life

       -----------------------------------------------------------------------

         Issue Age    Standard - Table D      Table E - H      Table I - P
       -----------------------------------------------------------------------
           [ages]       [dollar amount]     [dollar amount]  [dollar amount]
       -----------------------------------------------------------------------
           [ages]       [dollar amount]     [dollar amount]  [dollar amount]
       -----------------------------------------------------------------------
           [ages]       [dollar amount]     [dollar amount]  [dollar amount]
       -----------------------------------------------------------------------

       The Ceding Company may not cede reinsurance automatically if the sum of all amounts in force and applied for on the same life with the Ceding Company, excluding amounts being internally replaced, exceeds the above Automatic Binding Limits. These Automatic Binding Limits include any amounts within the Ceding Company's retention.

       Increased policy amounts elected under the terms of the Automatic Increasing Benefit Rider will not be taken into account for automatic and jumbo limits, provided that the total of all increases to the Specified Amount of a single policy cannot exceed [dollar amount].

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       If an applicant has existing joint life coverage inforce with Ceding
       Company, the full face amount of the joint life policy will be included in the total inforce risk on the life for the purposes of the application of automatic and jumbo limits.

       Starting February 1, 2006, with respect to professional athletes, if an individual applicant meets all other requirements for automatic reinsurance and is a player or coach on a National Hockey League, National Football League, National Basketball Association or Major League Baseball team, prior to ceding the risk under this Agreement, the Ceding Company must confirm Reinsurer's available capacity for that risk. The Ceding Company, by telephone or electronic mail, shall: (1) notify the Reinsurer's Chief Underwriter or designate of the applicant's name, date of birth, sport and team affiliation, total insurance in-force and to be placed, and face amount required from the Reinsurer; and (2) confirm that the risk has completed an application for insurance. The Reinsurer shall inform the Ceding Company in writing of its available capacity for the risk within two business days. After the Reinsurer has advised its available capacity, the Ceding Company may cede no more than that amount on an automatic basis.

B.4    JUMBO LIMITS

       -------------------------------------------
          Issue Age            Jumbo Limit
       -------------------------------------------
            [ages]           [dollar amount]
       -------------------------------------------
            [ages]           [dollar amount]
       -------------------------------------------

       The Ceding Company will not cede any risk automatically if, according to information available to the Ceding Company, the total amount in force and applied for on the life with all insurance companies, including any amount to be replaced, exceeds the applicable amounts shown above.

B.5    CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT

       The Reinsurer's liability will not exceed its proportionate share of

       a)    [dollar amount], or

       b) [dollar amount] if the amount is ordered by court of competent jurisdiction or the result of a settlement with the beneficiary.

B.6    CESSION LIMITS

       Minimum Initial Cession: None.

B.7    INTERNATIONAL RISKS

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       Ceding Company may automatically cede risk on any international client in accordance with the eligibility criteria and application requirements set forth in the Ceding Company's "Guidelines for Underwriting International Clients". The parties acknowledge that the guidelines in use as of the effective date have been supplied to and approved by the Reinsurer.

       The Ceding Company will promptly notify the Reinsurer of any proposed material changes in its "Guidelines for Underwriting International Clients". This Agreement will not extend to policies issued pursuant to such changes unless the Reinsurer has consented in writing to accept policies subject to such changes.

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

                                                                       EXHIBIT C

                         FORMS, MANUALS, AND ISSUE RULES

C.1 The parties affirm that Ceding Company's retention schedule, underwriting guidelines, issue rules, premium rates and policy forms applicable to the reinsured policies and in use as of the effective date have been supplied to and accepted by the Reinsurer.

       The Ceding Company will promptly notify the Reinsurer of any proposed material changes in its underwriting guidelines. This Agreement will not extend to policies issued pursuant to such changes unless the Reinsurer has consented in writing to accept policies subject to such changes.

       It is the Ceding Company's responsibility to ensure that its practices and applicable forms are in compliance with current Medical Information Bureau (MIB) guidelines.

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

                                                                       EXHIBIT D

                              REINSURANCE PREMIUMS

D.1    PREMIUMS AND ALLOWANCES

       Plans covered under this Agreement will be reinsured on a YRT basis. Reinsurance premium rates per $1000 Net Amount at Risk shall equal the 2001 Valuation Basic Mortality (VBT) ALB Select and Ultimate rates, as modified by the Ceding Company and expressed in the table attached hereto as Schedule D-l, less the following allowances:

       For durations one to thirty years:

          ---------------------------------------------------------------------------------------------
                Total                                  Preferred    Standard
              Specified                    Super          Non-        Non-     Preferred    Standard
                Amount                   Preferred      tobacco      tobacco    Tobacco     Tobacco
          ---------------------------------------------------------------------------------------------
                Under          Male
               $100,000    ----------------------------------------------------------------------------
                              Female
          ---------------------------------------------------------------------------------------------
              $100,000-        Male
               $249,999    ----------------------------------------------------------------------------
                              Female
          ---------------------------------------------------------------------------------------------
              $250,000-        Male
               $999,999    ----------------------------------------------------------------------------
                              Female
          ---------------------------------------------------------------------------------------------
             $1,000,000-       Male
              $4,999,999   ----------------------------------------------------------------------------
                              Female
          ---------------------------------------------------------------------------------------------
               Over $5         Male
               million     ----------------------------------------------------------------------------
                              Female
          ---------------------------------------------------------------------------------------------

       For durations beyond thirty years:

          ---------------------------------------------------------------------------------------------
                Total                                  Preferred    Standard
              Specified                    Super          Non-        Non-     Preferred    Standard
                Amount                   Preferred      tobacco      tobacco    Tobacco     Tobacco
          ---------------------------------------------------------------------------------------------
                Under          Male
               $100,000    ----------------------------------------------------------------------------
                              Female
          ---------------------------------------------------------------------------------------------
              $100,000-        Male
               $249,999    ----------------------------------------------------------------------------
                              Female
          ---------------------------------------------------------------------------------------------
              $250,000-        Male
               $999,999    ----------------------------------------------------------------------------
                              Female
          ---------------------------------------------------------------------------------------------
             $1,000,000-       Male
              $4,999,999   ----------------------------------------------------------------------------
                              Female
          ---------------------------------------------------------------------------------------------
               Over $5         Male
               million     ----------------------------------------------------------------------------
                              Female
          ---------------------------------------------------------------------------------------------

IDSL - [redacted]
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

       Total Specified Amount shall be the sum of the Specified Amounts of the Base Policy and any Base Insured Rider. Total Specified Amount will be recalculated whenever there is a policy change that increases or decreases Specified Amount.

       To determine the amount of reinsurance premium to be paid by the Ceding Company to the Reinsurer, these reinsurance premium rates will be applied to the Reinsured Net Amount at Risk for each policy determined as of the last policy anniversary or subsequent policy change date if applicable.

       For juvenile policies up to attained age of twenty years old, Standard Non-tobacco rates shall be used for purposes of calculating premiums and allowances.

D.2    AGE BASIS

       Age Last Birthday

D.3    POLICY FEES

       The Reinsurer will not participate in any policy fees.

D.4    SUBSTANDARD PREMIUMS

       Substandard multiple ratings will be applied to increase the underlying reinsurance premium rates by [percentage]per table of assessed rating, and the normal base allowance will be paid on the entire amount.

       When flat extras are applied, the following allowances will be paid on the extra premium portion:

       Temporary (five years or less): [percentage] for first year and all renewal years Permanent (over five years): [percentage] for first year and [percentage] for all renewal years

D.5    RIDERS AND BENEFITS

       AIBR (Automatic Increase Benefit Rider) - Elected increases will be proportionately reinsured using the premiums for the base coverage, at point-in-scale.

       BIR (Base Insured Rider) and OIR (Other Insured Rider) - These riders will be proportionately reinsured using the same premium rates scale as used for the base coverage.

       ACCELERATED DEATH BENEFIT - If IDS Life pays an accelerated death benefit under the terms of the policy contract, the reinsurance coverage will continue unaffected until the death of the insured.

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

       EXCHANGE OF INSURED RIDER - Exercise of rider to replace insured life subject to full underwriting; reinsurance coverage, whether automatic or facultative, to be provided for same amount of coverage as new business.

       The following benefits are not reinsured under this Agreement:

       Waiver of Monthly Deduction Rider (WMD)
       Children's Insurance Rider (CIR)
       Accidental Death Benefit Rider (ADB)

IDSL - [redacted]
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

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

    ISSUE                                                     DURATION
-------------------------------------------------------------------------------------------------------

                       Age   1     2     3     4     5     6      7     8    9     10    11    12    13
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       0
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       1
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       2
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       3
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       4
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       5
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       6
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       7
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       8
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       9
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       10
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       11
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       12
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       13
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       14
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       15
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       16
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       17
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       18
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       19
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       20
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       21
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       22
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       23
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       24
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       25
-------------------------------------------------------------------------------------------------------
Male Non-tobacco       26
-------------------------------------------------------------------------------------------------------

    ISSUE                                              DURATION                                       ATT
-------------------------------------------------------------------------------------------------------------
                                                                                                Ulti-
                       Age   14    15   16    17    18   19    20    21   22    23   24    25   mate   Age
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       0
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       1
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       2
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       3
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       4
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       5
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       6
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       7
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       8
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       9
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       10
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       11
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       12
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       13
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       14
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       15
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       16
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       17
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       18
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       19
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       20
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       21
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       22
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       23
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       24
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       25
-------------------------------------------------------------------------------------------------------------
Male Non-tobacco       26
-------------------------------------------------------------------------------------------------------------

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-1

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                                       DURATION
----------------------------------------------------------------------------------------------------------

                     Age   1      2     3      4     5     6      7     8      9     10    11    12    13
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------

     ISSUE                                                     DURATION                                   ATT
---------------------------------------------------------------------------------------------------------------
                                                                                                  Ulti-
                     Age   14    15    16    17     18    19    20    21    22    23    24    25  mate    Age
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------


IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-2

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                                       DURATION
----------------------------------------------------------------------------------------------------------

                     Age   1      2     3      4     5     6      7     8      9     10    11    12    13
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------

     ISSUE                                                     DURATION                                   ATT
---------------------------------------------------------------------------------------------------------------
                                                                                                  Ulti-
                     Age   14    15    16    17     18    19    20    21    22    23    24    25  mate    Age
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------


IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-3

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                                       DURATION
----------------------------------------------------------------------------------------------------------

                     Age   1      2     3      4     5     6      7     8      9     10    11    12    13
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
----------------------------------------------------------------------------------------------------------
Male Non-tobacco
==========================================================================================================
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------


     ISSUE                                                     DURATION                                   ATT
---------------------------------------------------------------------------------------------------------------
                                                                                                  Ulti-
                     Age   14    15    16    17     18    19    20    21    22    23    24    25  mate    Age
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
---------------------------------------------------------------------------------------------------------------
Male Non-tobacco
===============================================================================================================
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-4

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                                       DURATION
----------------------------------------------------------------------------------------------------------

                     Age   1      2     3      4     5     6      7     8      9     10    11    12    13
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------


     ISSUE                                                     DURATION                                   ATT
---------------------------------------------------------------------------------------------------------------
                                                                                                  Ulti-
                     Age   14    15    16    17     18    19    20    21    22    23    24    25  mate    Age
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-5

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                                       DURATION
----------------------------------------------------------------------------------------------------------

                     Age   1      2     3      4     5     6      7     8      9     10    11    12    13
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------


     ISSUE                                                     DURATION                                   ATT
---------------------------------------------------------------------------------------------------------------
                                                                                                  Ulti-
                     Age   14    15    16    17     18    19    20    21    22    23    24    25  mate    Age
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------


IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-6

                                  SCHEDULE D-1
                         Basic for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                                       DURATION
----------------------------------------------------------------------------------------------------------

                     Age   1      2     3      4     5     6      7     8      9     10    11    12    13
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------


     ISSUE                                                     DURATION                                   ATT
---------------------------------------------------------------------------------------------------------------
                                                                                                  Ulti-
                     Age   14    15    16    17     18    19    20    21    22    23    24    25  mate    Age
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-7

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                                       DURATION
----------------------------------------------------------------------------------------------------------

                     Age   1      2     3      4     5     6      7     8      9     10    11    12    13
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------


     ISSUE                                                     DURATION                                   ATT
---------------------------------------------------------------------------------------------------------------
                                                                                                  Ulti-
                     Age   14    15    16    17     18    19    20    21    22    23    24    25  mate    Age
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-8

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                                       DURATION
----------------------------------------------------------------------------------------------------------

                     Age   1      2     3      4     5     6      7     8      9     10    11    12    13
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------


     ISSUE                                                     DURATION                                   ATT
---------------------------------------------------------------------------------------------------------------
                                                                                                  Ulti-
                     Age   14    15    16    17     18    19    20    21    22    23    24    25  mate    Age
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------


IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-9

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                                       DURATION
----------------------------------------------------------------------------------------------------------

                     Age   1      2     3      4     5     6      7     8      9     10    11    12    13
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
----------------------------------------------------------------------------------------------------------
Female Non-tobacco
==========================================================================================================
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------


     ISSUE                                                     DURATION                                   ATT
---------------------------------------------------------------------------------------------------------------
                                                                                                  Ulti-
                     Age   14    15    16    17     18    19    20    21    22    23    24    25  mate    Age
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
---------------------------------------------------------------------------------------------------------------
Female Non-tobacco
===============================================================================================================
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------
Male Tobacco
---------------------------------------------------------------------------------------------------------------

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-10

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                   DURATION
--------------------------------------------------------------------------------

               Age   1   2    3    4    5   6    7    8    9   10   11  12   13
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male
--------------------------------------------------------------------------------


     ISSUE                                           DURATION                                     ATT
------------------------------------------------------------------------------------------------------
                                                                                            Ulti-
               Age    14   15    16    17    18    19    20   21    22     23    24    25   mate  Age
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male
------------------------------------------------------------------------------------------------------


IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-11

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                         Rate Per $1000 Before Allowance

     ISSUE                                   DURATION
--------------------------------------------------------------------------------

               Age   1   2    3    4    5   6    7    8    9   10   11  12   13
--------------------------------------------------------------------------------
Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------
Male Tobacco
--------------------------------------------------------------------------------


     ISSUE                                           DURATION                                     ATT
------------------------------------------------------------------------------------------------------
                                                                                            Ulti-
               Age    14   15    16    17    18    19    20   21    22     23    24    25   mate  Age
------------------------------------------------------------------------------------------------------
Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-12

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                                       DURATION
----------------------------------------------------------------------------------------------------------

                     Age   1      2     3      4     5     6      7     8      9     10    11    12    13
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
----------------------------------------------------------------------------------------------------------
Male Tobacco
==========================================================================================================
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------


     ISSUE                                           DURATION                                     ATT
------------------------------------------------------------------------------------------------------
                                                                                            Ulti-
               Age    14   15    16    17    18    19    20   21    22     23    24    25   mate  Age
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
------------------------------------------------------------------------------------------------------
Male Tobacco
======================================================================================================
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-13

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                                       DURATION
----------------------------------------------------------------------------------------------------------

                     Age   1      2     3      4     5     6      7     8      9     10    11    12    13
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female
----------------------------------------------------------------------------------------------------------

     ISSUE                                           DURATION                                     ATT
------------------------------------------------------------------------------------------------------
                                                                                            Ulti-
               Age    14   15    16    17    18    19    20   21    22     23    24    25   mate  Age
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female
------------------------------------------------------------------------------------------------------

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-14

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                                       DURATION
----------------------------------------------------------------------------------------------------------

                     Age   1      2     3      4     5     6      7     8      9     10    11    12    13
----------------------------------------------------------------------------------------------------------
Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------

     ISSUE                                           DURATION                                     ATT
------------------------------------------------------------------------------------------------------
                                                                                            Ulti-
               Age    14   15    16    17    18    19    20   21    22     23    24    25   mate  Age
------------------------------------------------------------------------------------------------------
Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-15

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                                       DURATION
----------------------------------------------------------------------------------------------------------

                     Age   1      2     3      4     5     6      7     8      9     10    11    12    13
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------


     ISSUE                                           DURATION                                     ATT
------------------------------------------------------------------------------------------------------
                                                                                            Ulti-
               Age    14   15    16    17    18    19    20   21    22     23    24    25   mate  Age
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------


IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-16

                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums
         2001 Valuation Basic Mortality Table ALB -- Select and Ultimate
                        Rate Per $1000 Before Allowances

     ISSUE                                                       DURATION
----------------------------------------------------------------------------------------------------------

                     Age   1      2     3      4     5     6      7     8      9     10    11    12    13
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------
Female Tobacco
----------------------------------------------------------------------------------------------------------


     ISSUE                                           DURATION                                     ATT
------------------------------------------------------------------------------------------------------
                                                                                            Ulti-
               Age    14   15    16    17    18    19    20   21    22     23    24    25   mate  Age
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------
Female Tobacco
------------------------------------------------------------------------------------------------------

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             D-17

                                                                       EXHIBIT E

                           SELF-ADMINISTERED REPORTING

E.1 The Ceding Company will self-administer all reinsurance reporting. The Ceding Company will send the Reinsurer the reports listed below at the frequency specified.

             MONTHLY TRANSACTION REPORTS

             1.    New Business
             2.    First Year - Other than New Business
             3.    Renewal Year
             4.    Changes and Terminations
             5.    Accounting Information

             QUARTERLY PERIODIC REPORTS

             6.    Statutory Reserve Information
             7.    Policy Exhibit Information
             8.    Inforce

       A brief description of the data requirements follows below.

       TRANSACTION REPORTS

       The Ceding Company will report policy data using the Quasar (R2) system.

       1.    NEW BUSINESS

             This report will include new issues only, the first time the policy is reported to the Reinsurer. Automatic and Facultative business will be identified separately.

       2.    FIRST YEAR - OTHER THAN NEW BUSINESS

             This report will include policies previously reported on the new business detail and still in their first duration, or policies involved in first year premium adjustments.

       3.    RENEWAL YEAR

             All policies with renewal dates within the Accounting Period will be listed.

       4.    CHANGES AND TERMINATIONS

             Policies affected by a change during the current reporting period will be included in this report. Type of change or termination activity must be clearly identified for each policy.

             The Ceding Company will identify the following transactions either by separate listing or unique transaction codes: Terminations, Reinstatements, Changes, Conversions, and Replacements. For Conversions and Replacements, the Ceding Company will report the original policy date, as well as the current policy date.

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             E-1

       5.    ACCOUNTING INFORMATION

             Premiums and allowances will be summarized for Life coverages, Benefits, and Riders by the following categories: Automatic and Facultative, First Year and Renewals.

       PERIODIC REPORTS

       6.    STATUTORY RESERVE INFORMATION

             Statutory reserves will be summarized for Life coverages, Benefits and Riders. The Ceding Company will specify the reserve basis used.

       7.    POLICY EXHIBIT INFORMATION

             This is a summary of transactions during the current period and on a year-to-date basis, reporting the number of policies and reinsured amount.

       8.    INFORCE

             This is a detailed report of each policy in force.

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             E-2

                                                                       EXHIBIT F

                     APPLICATION FOR FACULTATIVE REINSURANCE

SUBMITTED TO:
              ---------------  ---------------  ---------------  ---------------
(Reinsurers)

FROM:                                             DATE:
      ----------------------------------------          ------------------------
(Ceding Company)
POLICY NUMBER:                       INCREASING AMOUNT:   YES          NO
               -------------------                            ------      ------

PLAN NAME:                           IF INCREASING, ULTIMATE AMOUNT:
               -------------------                                   -----------

                                            BIRTH DATE           TOBACCO   PREF
  LAST NAME        FIRST        MIDDLE      M/D/Y        SEX     USE       CLASS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOINT INSURED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               -------------------------------------------------------------------
                                    LIFE       SPECIFY OTHERS, E.G. SECOND LIFE, WAIVER, ADB, ETC.
--------------------------------------------------------------------------------------------------
PREVIOUS INFORCE WITH CO.:
--------------------------------------------------------------------------------------------------
OF WHICH WE RETAIN:
--------------------------------------------------------------------------------------------------
NOW APPLYING FOR:
--------------------------------------------------------------------------------------------------
OF WHICH WE WILL RETAIN:
--------------------------------------------------------------------------------------------------
REINS. AMOUNT APPLIED FOR:
--------------------------------------------------------------------------------------------------

IN EXCESS OF JUMBO:   YES          NO          IF REPLACEMENT:  INTERNAL          EXTERNAL
                          ------      ------                             -------           -------

OUR MORTALITY ASSESSMENT:                      SPECIAL RISK FEATURES:         AVIATION
(TABLE &/OR FLAT EXTRA)   ------------------                           ------
                                                                              FOREIGN/TRAVEL
                                                                       ------
                                                                              OCCUPATION/AVOCATION
                                                                       ------

---------------------------------------  ---------------------------------------
ENCLOSED REQUIREMENTS                    REQUIREMENTS TO FOLLOW
---------------------------------------  ---------------------------------------

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             F-1

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REMARKS

--------------------------------------------------------------------------------

UNDERWRITING CONTACT:                            TEL #:
                      ----------------------             -----------------------
                                                 E-MAIL:
                                                         -----------------------

IDSL - [redacted]
VUL IV Plus/VUL IV Plus-ES
Doc# 2080257                             F-2